Merrill Lynch Investment Managers


Annual Report
May 31, 2001


Summit
Cash Reserves
Fund of

Financial Institutions
Series Trust



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Statements and other information herein are as dated and are subject to change.


Summit Cash Reserves Fund of
Financial Institutions Series Trust
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper


www.mlim.ml.com



Summit Cash Reserves Fund
May 31, 2001


DEAR SHAREHOLDER

For the year ended May 31, 2001, Summit Cash Reserves Fund's Class A Shares and Class B Shares had net annualized yields of 5.65%* and 4.82%, respectively. For the six-month period ended May 31, 2001, the Fund's Class A Shares and Class B Shares had net annualized yields of 5.26% and 4.48%, respectively. The Fund's 7-day yield as of May 31, 2001 was 4.12% for Class A Shares and 3.36% for Class B Shares.

The average portfolio maturity for Summit Cash Reserves Fund at May 31, 2001 was 82 days compared to 54 days as of November 30, 2000.

The Environment
The economic outlook has undergone a reversal since our last report to shareholders dated November 30, 2000. The robust growth of late summer has given way to an abrupt decline in economic activity. During the last half of 2000, corporate earnings were weakened in part by high energy costs and the inability of corporations to pass on higher prices. In addition, revenue growth and sales did not meet overly optimistic targets. Gains in productivity, while real, were not enough to offset these factors. In autumn, the equity markets began to experience stress, as these problems became more widespread. The technology sector especially suffered serious declines. A fall-off in consumer activity followed, with holiday season sales only slightly above those of the previous year, and this was accomplished only by deep discounting at the retail level.

In early January 2001, it became apparent that the fall-off in manufacturing activity reached levels not seen since the last recession in 1991. This likely prompted the Federal Reserve Board's intermeeting interest rate cut of 50 basis points (0.50%) on January 3, 2001. This unambiguous move by the Federal Open Market Committee
(FOMC) stabilized the markets and left investors with the expectation of further interest rate cuts in the near future. An eye-opening decline in consumer confidence in late January gave the Federal Reserve Board more reason to cut the Federal Funds rate by another 50 basis points at its FOMC meeting on January 31, 2001 and again on March 20, 2001.

Although economic news was mixed in February and March, corporate earnings warnings and new equity market lows triggered capital flight to the short end of the fixed-income market. Inventory accumulation continues to drag on corporate profits, resulting in job cuts and slower consumer demand. As an additional boost to the still-sluggish economy, the FOMC surprised the markets again with an additional 50 basis point cut on April 18, 2001. As conditions failed to improve, this was followed by yet another half-point move in May. Going forward, further interest rate cuts, which remain widely anticipated, would drop the Federal Funds level below 4% for the first time since early 1994. FOMC officials, once expecting a recovery by year end, currently seem to sense a greater urgency to stimulate demand.

Portfolio Strategy
During the six-month period ended May 31, 2001, we maintained an average life for the Fund that ranged from 60 days to 80 days. As we moved into the second half of 2000, our investment strategy concentrated primarily on short-dated maturities inside of year end, as a flat yield curve provided little incentive to do otherwise. Later in the year, as more evidence of a possible slowing mounted, we began extending the average maturity to 80 days by adding one-year bank product and two-year agency coupons. At this time, the money market yield curve, as well as the short end of the US Treasury yield curve, remained relatively flat, appearing poised to steepen over the next six months. Therefore, we trimmed modest amounts of longer-exposure issues and recommitted our focus to variable interest rate product.

The Fund's portfolio composition at the end of the May period and as of our last report to shareholders is detailed as follows:


                                         5/31/01         11/30/00

Bank Notes                                  --             4.8%
Certificates of Deposit                     1.7%           --
Certificates of Deposit--European           5.6            2.4
Certificates of Deposit--Yankee            11.8           13.9
Commercial Paper                           43.3           47.7
Corporate Notes                             3.4            3.9
Funding Agreements                          3.4            3.9
Medium-Term Notes                          12.9           10.6
Time Deposits                               --             1.2
US Government, Agency &
 Instrumentality Obligations--
 Discount                                   7.1            4.2
US Government, Agency &
 Instrumentality Obligations--
 Non-Discount                              13.8            9.7
Liabilities in Excess of Other Assets      (3.0)          (2.3)
                                          ------         ------
Total                                     100.0%         100.0%
                                          ======         ======

In Conclusion
We thank you for your investment in Summit Cash Reserves Fund, and we look forward to reviewing our investment strategy and outlook with you in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Richard J. Mejzak)
Richard J. Mejzak
Vice President and Portfolio Manager



July 10, 2001



*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.



Summit Cash Reserves Fund
May 31, 2001


SCHEDULE OF INVESTMENTS                                      (in Thousands)
                            Face     Interest     Maturity
Issue                      Amount     Rate*         Date             Value
Certificates of Deposit--1.7%

SouthTrust Bank, NA       $ 4,000       4.22 %    10/25/2001       $  4,005

Total Certificates of Deposit
(Cost--$4,000)                                                        4,005


Certificates of Deposit--European--5.6%

Barclays Bank PLC,          2,000       5.09       2/13/2002          2,014
London

Citibank NA, London         4,000       6.05      12/21/2001          4,045

Deutsche Bank AG,           2,000       5.22       2/20/2002          2,017
London

Svenska Handels-            5,000       6.61      11/26/2001          5,063
banken AB, London

Total Certificates of Deposit--European
(Cost--$13,001)                                                      13,139


Certificates of Deposit--Yankee--11.8%

Banco Bilbao Vizcaya        3,000       6.88       8/24/2001          3,019
Argentaria SA, NY

Commerzbank AG, NY          3,000       7.09       6/22/2001          3,004
                            3,000       7.00       8/02/2001          3,014
                            2,000       6.89       8/20/2001          2,012

Credit Agricole             5,000       4.61       3/28/2002          5,018
Indosuez, NY

Deutsche Bank AG, NY        5,000       4.12       6/29/2001          5,000

Landesbank                  5,000       6.045      9/24/2001          5,031
Hessen-Thuringen
Girozentrale, NY

Svenska Handels-            1,500       6.98       7/12/2001          1,504
banken AB, NY

Total Certificates of Deposit--Yankee
(Cost--$27,501)                                                      27,602


Commercial Paper--43.3%

Amsterdam                   6,000       4.05       6/04/2001          5,998
Funding Corp.               5,000       4.05       6/06/2001          4,997

Asset Securitization        4,000       4.00       7/05/2001          3,985
Coop Corp.

BBL North America           3,000       4.08       6/11/2001          2,997
Funding Corp.

BMW US Capital Corp.        2,198       4.20       6/01/2001          2,198

Bavaria TRR Corp.           5,000       4.05       6/08/2001          4,996
                            2,100       4.22       8/01/2001          2,086

Bear Stearns                8,000       4.76       6/21/2001          7,981
Companies, Inc.             4,000       4.10       7/12/2001          3,982

CXC Incorporated            4,000       4.00       7/06/2001          3,984

Centric Capital Corp.       1,820       4.08       7/25/2001          1,809


Summit Cash Reserves Fund
May 31, 2001

SCHEDULE OF INVESTMENTS (continued)                          (in Thousands)
                            Face     Interest     Maturity
Issue                      Amount     Rate*         Date             Value

Commercial Paper (concluded)
Corporate Asset           $ 3,339       4.25 %     6/01/2001       $  3,339
Funding Co., Inc.

Den Norske Bank ASA           247       4.27       6/01/2001            247

Falcon Asset                1,300       4.02       6/13/2001          1,298
Securitization

Greyhawk Funding,LLC        5,000       4.85       6/07/2001          4,996

Monte Rosa                  7,000       3.96       7/17/2001          6,964
Capital Corporation

NewellRubbermaidInc.        5,000       4.75       6/18/2001          4,990

Old Line Funding Corp.     11,000       4.30       6/14/2001         10,983

Paccar Financial            7,000       4.23       6/01/2001          7,000
Corporation

Rio Tinto America Inc.        250       4.25++     6/01/2001            250

SBC Communications          2,000       4.25       6/05/2002          2,000
Inc.

Svenska Handels-            2,405       4.04       6/08/2001          2,403
banken Inc.

Tulip Funding Corp.         5,000       4.75       6/27/2001          4,985

Unilever Capital Corp.      1,500       5.11++     9/07/2001          1,500

Windmill                      297       4.22       6/01/2001            297
Funding Corp.               5,000       4.79       6/06/2001          4,997

Total Commercial Paper
(Cost--$101,256)                                                    101,262


Corporate Notes--3.4%

Associates Corp. of         3,000       4.856++    6/26/2001          3,001
North America

Strategic Money             5,000       4.87++     9/24/2001          5,003
Market Trust 2000-H

Total Corporate Notes
(Cost--$8,000)                                                        8,004


Funding Agreements--3.4%

GE Life and Annuity         2,000       4.484++   10/01/2001          2,000
Assurance Co.

Jackson National            1,000       4.524++    2/01/2002          1,000
Life Insurance Co.

PacificLifeInsuranceCo.     5,000       4.514++    2/01/2002          5,000

Total Funding Agreements
(Cost--$8,000)                                                        8,000


Summit Cash Reserves Fund
May 31, 2001


SCHEDULE OF INVESTMENTS                                      (in Thousands)
                            Face     Interest     Maturity
Issue                      Amount     Rate*         Date             Value
Medium-Term Notes--12.9%

American Honda            $ 5,000       4.085%++   5/13/2002       $  5,000
Finance Corp.

Credit Suisse               5,000       4.15++    10/10/2001          5,000
First Boston
International
(Guernsey) Ltd.

Goldman Sachs               3,000       4.094++   12/13/2001          3,000
Group, Inc.

Household                   2,000       4.249++    5/10/2002          2,000
Finance Corp.

Prudential                 10,000       4.221++    2/15/2002         10,005
Funding LLC

Solomon, Smith              5,000       7.30       5/15/2002          5,139
Barney Holdings, Inc.

Total Medium-Term Notes
(Cost--$30,145)                                                      30,144


US Government, Agency & Instrumentality
Obligations--Discount--7.1%

Federal Home                5,000       4.11       7/20/2001          4,975
Loan Banks                  7,000       5.40      12/10/2001          6,859
                            1,000       5.65      12/12/2001            979

Federal Home                1,757       4.11       7/19/2001          1,748
Loan Mortgage               2,000       4.58       2/28/2002          1,942
Corporation

Total US Government, Agency & Instrumentality
Obligations--Discount (Cost--$16,418)                                16,503


US Government, Agency & Instrumentality
Obligations--Non-Discount--13.8%

Federal Home                2,000       5.125++    1/13/2003          2,021
Loan Banks

Federal National            5,000       3.988++    9/17/2001          4,999
Mortgage                   10,000       6.02      12/20/2001         10,116
Association

Student Loan                5,000       4.208++    8/23/2001          5,000
Marketing                   5,000       4.158++    3/18/2002          4,998
Association                 5,000       4.188++    4/24/2002          5,000

Total US Government, Agency & Instrumentality
Obligations--Non-Discount (Cost--$31,988)                            32,134

Total Investments (Cost--$240,309)--103.0%                          240,793
Liabilities In Excess of Other Assets--(3.0%)                        (6,909)
                                                                   --------
Net Assets--100.0%                                                 $233,884
                                                                   ========


*Commercial Paper and certain US Government, Agency &
Instrumentality Obligations are traded on a discount basis. The interest rates shown reflect the rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity. The interest rates on variable rate securities are adjusted periodically based on appropriate indexes. The interest rates shown are the rates in effect at May 31, 2001.
++Variable Rate Notes.

See Notes to Financial Statements.

Summit Cash Reserves Fund
May 31, 2001


FINANCIAL INFORMATION


Statement of Assets and Liabilities as of May 31, 2001
Assets:             Investments, at value (identified cost--$240,308,880*)                                  $240,793,224
                    Cash                                                                                             178
                    Receivables:
                      Interest                                                             $  1,962,815
                      Beneficial interest sold                                                  419,631        2,382,446
                                                                                           ------------
                    Prepaid registration fees                                                                     77,769
                                                                                                            ------------
                    Total assets                                                                             243,253,617
                                                                                                            ------------

Liabilities:        Payables:
                      Beneficial interest redeemed                                            6,930,074
                      Securities purchased                                                    2,000,000
                      Dividends to shareholders                                                 165,465
                      Distributor                                                               106,709
                      Investment adviser                                                         80,708        9,282,956
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        86,782
                                                                                                            ------------
                    Total liabilities                                                                          9,369,738
                                                                                                            ------------

Net Assets:         Net assets                                                                              $233,883,879
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                   $  6,883,125
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                     16,456,829
                    Paid-in capital in excess of par                                                         210,059,581
                    Unrealized appreciation on investments--net                                                  484,344
                                                                                                            ------------
                    Net assets                                                                              $233,883,879
                                                                                                            ============

Net Asset           Class A--Based on net assets of $68,961,893 and
Value:              68,831,246 shares of beneficial interest outstanding                                    $       1.00
                                                                                                            ============
                    Class B--Based on net assets of $164,921,986 and
                    164,568,289 shares of beneficial interest outstanding                                   $       1.00
                                                                                                            ============


*Cost for Federal income tax purposes. As of May 31, 2001, net unrealized appreciation for Federal income tax purposes amounted to $484,344, of which $490,071 related to appreciated securities and $5,727 related to depreciated securities.

See Notes to Financial Statements.


Summit Cash Reserves Fund
May 31, 2001


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                      For the Year Ended
                                                                                                            May 31, 2001
Investment Income:  Interest and amortization of premium and discount earned                                $ 13,608,565

Expenses:           Distribution fees--Class B                                             $  1,195,333
                    Investment advisory fees                                                  1,097,008
                    Transfer agent fees--Class B                                                 79,774
                    Accounting services                                                          72,022
                    Professional fees                                                            70,485
                    Registration fees                                                            60,798
                    Printing and shareholder reports                                             36,423
                    Trustees' fees and expenses                                                  29,506
                    Custodian fees                                                               23,849
                    Transfer agent fees--Class A                                                 23,091
                    Pricing fees                                                                  2,250
                    Other                                                                         9,001
                                                                                           ------------
                    Total expenses                                                                             2,699,540
                                                                                                            ------------
                    Investment income--net                                                                    10,909,025
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                             12,270
Unrealized          Change in unrealized appreciation/depreciation on
Gain on             investments--net                                                                             593,495
Investments                                                                                                 ------------
--Net:              Net Increase in Net Assets Resulting from Operations                                    $ 11,514,790
                                                                                                            ============

                    See Notes to Financial Statements.


Summit Cash Reserves Fund
May 31, 2001


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                               For the Year Ended
                                                                                                     May 31,
Increase (Decrease) in Net Assets:                                                             2001             2000
Operations:         Investment income--net                                                 $ 10,909,025     $ 10,860,934
                    Realized gain (loss) on investments--net                                     12,270          (6,760)
                    Change in unrealized depreciation on investments--net                       593,495         (73,037)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     11,514,790       10,781,137
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                               (3,285,995)      (3,068,633)
Shareholders:         Class B                                                               (7,623,030)      (7,785,541)
                    Realized gain on investments--net:
                      Class A                                                                   (3,371)               --
                      Class B                                                                   (8,899)               --
                                                                                           ------------     ------------

                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                      (10,921,295)     (10,854,174)
                                                                                           ------------     ------------

Beneficial          Net increase in net assets derived from beneficial
Interest            interest transactions                                                     6,043,333        3,989,978
Transactions:                                                                              ------------     ------------

Net Assets:         Total increase in net assets                                              6,636,828        3,916,941
                    Beginning of year                                                       227,247,051      223,330,110
                                                                                           ------------     ------------
                    End of year                                                            $233,883,879     $227,247,051
                                                                                           ============     ============


                    See Notes to Financial Statements.


Summit Cash Reserves Fund
May 31, 2001


FINANCIAL INFORMATION (concluded)

Financial Highlights
The following per share data and ratios have been derived                                  Class A
from information provided in the financial statements.                            For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                                  2001       2000     1999       1998      1997
Per Share           Net asset value, beginning of year                $   1.00   $   1.00  $   1.00  $   1.00   $   1.00
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                               .0560      .0508     .0556     .0531      .0432
                    Realized and unrealized gain (loss) on
                    investments--net                                     .0023    (.0005)   (.0004)        --      .0001
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                     .0583      .0503     .0552     .0531      .0433
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                           (.0560)    (.0508)   (.0556)   (.0531)    (.0431)
                      Realized gain on investments--net                (.0001)         --     --+++        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                  (.0561)    (.0508)   (.0556)   (.0531)    (.0431)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   1.00   $   1.00  $   1.00  $   1.00   $   1.00
                                                                      ========   ========  ========  ========   ========
                    Total investment return**                            5.65%      5.17%     5.71%     5.36%      4.40%
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                        .67%       .67%      .34%      .00%      1.38%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                              .67%       .71%     1.04%    72.77%      1.97%
                                                                      ========   ========  ========  ========   ========
                    Investment income and realized gain on
                    investments--net                                     5.47%      5.09%     4.75%     5.30%      4.18%
                                                                      ========   ========  ========  ========   ========
Supplemental        Net assets, end of year (in thousands)            $ 68,962   $ 52,564  $ 56,512  $    253   $    240
Data:                                                                 ========   ========  ========  ========   ========

                                                                                               Class B
                                                                                                                For the
                                                                                                                Period
                                                                                                                Oct. 9,
The following per share data and ratios have been derived                          For the Year Ended          1998++ to
from information provided in the financial statements.                                  May 31,                 May 31,
Increase (Decrease) in Net Asset Value:                                           2001           2000             1999
Per Share           Net asset value, beginning of period                         $   1.00       $   1.00        $   1.00
Operating                                                                        --------       --------        --------
Performance:        Investment income--net                                          .0497          .0432           .0260
                    Realized and unrealized gain (loss) on
                    investments--net                                                .0024        (.0004)         (.0002)
                                                                                 --------       --------        --------
                    Total from investment operations                                .0521          .0428           .0258
                                                                                 --------       --------        --------
                    Less dividends and distributions:
                      Investment income--net                                      (.0497)        (.0432)         (.0260)
                      Realized gain on investments--net                           (.0001)             --           --+++
                                                                                 --------       --------        --------
                    Total dividends and distributions                             (.0498)        (.0432)         (.0260)
                                                                                 --------       --------        --------
                    Net asset value, end of period                               $   1.00       $   1.00        $   1.00
                                                                                 ========       ========        ========
                    Total investment return**                                       4.82%          4.38%          4.12%*
                                                                                 ========       ========        ========

Ratios to Average   Expenses, net of reimbursement                                  1.44%          1.43%          1.10%*
Net Assets:                                                                      ========       ========        ========
                    Expenses                                                        1.44%          1.48%          1.46%*
                                                                                 ========       ========        ========
                    Investment income and realized gain on
                    investments--net                                                4.78%          4.33%          3.99%*
                                                                                 ========       ========        ========

Supplemental        Net assets, end of period (in thousands)                     $164,922       $174,683        $166,818
Data:                                                                            ========       ========        ========

++Commencement of operations.
+++Amount is less than $.0001 per share.
*Annualized.
**The Fund's Investment Adviser voluntarily waived a portion of its management fee when applicable. Without such waiver, the Fund's performance would have been lower.

See Notes to Financial Statements.


Summit Cash Reserves Fund
May 31, 2001


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Summit Cash Reserves Fund (the "Fund") is a separate fund offering a separate class of shares of Financial Institutions Series Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company which comprises a series of separate portfolios offering a separate class of shares to select groups of purchasers. The Fund is currently the only operating series of the Trust. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Both classes of shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Repurchase agreements--The Fund invests in money market securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(f) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests monthly such dividends (net of non-resident alien tax and backup withholding tax) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.


2. Investment Advisory and Administrative
Agreements:
The Fund has entered into an Investment Management Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities and equipment to provide such services to the Fund. FAM also performs certain administrative services necessary for the operation of the Trust and the Fund. For such services, FAM receives a fee from the Fund at the end of each month at the annual rate of .50% of the average daily net assets of the Fund.

Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee accrued daily and paid monthly at the annual rate of .75% of the Fund's average daily net assets attributable to Class B Shares. This fee is used to help defray the expenses associated with marketing activities and services related to Class B Shares.

For the year ended May 31, 2001, MLPF&S received contingent deferred sales charges of $571,772 relating to transactions in Class B
Shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM at its cost for such services. For the year ended May 31, 2001, the Fund reimbursed FAM an aggregate of $45,786 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Shares of Beneficial Interest:
Net increase in net assets derived from beneficial interest transactions was $6,043,333 and $3,989,978 for the years ended May 31, 2001 and May 31, 2000, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Year                         Dollar
Ended May 31, 2001                    Shares        Amount

Shares sold                       402,514,655     $ 402,514,655
Automatic conversion
of shares                             917,457           917,457
Shares issued to share-
holders in reinvestment
of dividends and
distributions                       2,614,529         2,614,529
                                -------------     -------------
Total issued                      406,046,641       406,046,641
Shares redeemed                 (389,810,092)     (389,810,092)
                                -------------     -------------
Net increase                       16,236,549     $  16,236,549
                                =============     =============


Class A Shares for the Year                         Dollar
Ended May 31, 2000                    Shares        Amount

Shares sold                       244,294,503     $ 244,294,503
Shares issued to share-
holders in reinvestment
of dividends                        2,362,958         2,362,958
                                -------------     -------------
Total issued                      246,657,461       246,657,461
Shares redeemed                 (250,584,757)     (250,584,757)
                                -------------     -------------
Net decrease                      (3,927,296)    $  (3,927,296)
                                =============     =============


Class B Shares for the Year                         Dollar
Ended May 31, 2001                    Shares        Amount

Shares sold                       253,854,035     $ 253,854,035
Shares issued to share-
holders in reinvestment
of dividends and
distributions                       6,495,284         6,495,284
                                -------------     -------------
Total issued                      260,349,319       260,349,319
Automatic conversion
of shares                           (917,457)         (917,457)
Shares redeemed                 (269,625,078)     (269,625,078)
                                -------------     -------------
Net decrease                     (10,193,216)    $ (10,193,216)
                                =============     =============


Class B Shares for the Year                         Dollar
Ended May 31, 2000                    Shares        Amount

Shares sold                       379,616,380     $ 379,616,380
Shares issued to share-
holders in reinvestment
of dividends                        6,558,409         6,558,409
                                -------------     -------------
Total issued                      386,174,789       386,174,789
Shares redeemed                 (378,257,515)     (378,257,515)
                                -------------     -------------
Net increase                        7,917,274     $   7,917,274
                                =============     =============


Summit Cash Reserves Fund
May 31, 2001


INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Summit Cash Reserves Fund of Financial
Institutions Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Summit Cash Reserves Fund of Financial Institutions Series Trust as of May 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 2001 by correspondence with the custodian and broker; where replies were not received from the broker, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Summit Cash Reserves Fund of Financial Institutions Series Trust as of May 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
July 16, 2001



OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
Joe Grills, Trustee
Walter Mintz, Trustee
Robert S. Salomon Jr., Trustee
Melvin R. Seiden, Trustee
Stephen B. Swensrud, Trustee
Kevin J. McKenna, Senior Vice President
Richard J. Mejzak, Vice President
Michael Walsh, Vice President
Donald C. Burke, Vice President and Treasurer
Robert Harris, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210


Joseph T. Monagle Jr., Senior Vice President of Summit Cash Reserves Fund, has recently retired. The Fund's Board of Trustees wishes Mr. Monagle well in his retirement.



Summit Cash Reserves Fund
May 31, 2001



IMPORTANT TAX INFORMATION (unaudited)

Of the ordinary income distributions paid by Summit Cash Reserves
Fund of the Financial Institutions Series Trust during the fiscal year ended May 31, 2001, 7.59% was attributable to Federal obligations. In calculating the foregoing percentage, Fund expenses have been allocated on a pro rata basis.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Please retain this information for your records.